Exhibit 10.5

1. REQUISITION NUMBER

PAGE 1 OF 44

2. CONTRACT NO.
SP8000-26-D-0029

3. AWARD/EFFECTIVE DATE
2026 SEP 11

4. ORDER NUMBER

5. SOLICITATION NUMBER

6. SOLICITATION ISSUE DATE

8. OFFER DUE DATE/ LOCAL TIME

9. ISSUED BY CODE SP8000

DCSO COLUMBUS
3990 EAST BROAD STREET
COLUMBUS OH 43218
USA
Local Admin: Chelsea Lee DCL0128 Tel: 804-418-1651
Email: CHELSEA.LEE@DLA.MIL

10. THIS ACQUISITION IS ☒ UNRESTRICTED OR ☐ SET ASIDE: ______ % FOR:
☐ SMALL BUSINESS
☐ HUBZONE SMALL BUSINESS
☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS
☐ WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM
☐ EDWOSB
☐ 8 (A)
NAICS: 212290
SIZE STANDARD: 1,250 Employees

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED
☐ SEE SCHEDULE

12. DISCOUNT TERMS
Net 30 days

☐ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION
☐ RFQ ☐ IFB ☐ RFP

15. DELIVER TO CODE
SEE SCHEDULE

17a. CONTRACTOR/ OFFEROR CODE 7AWJ9 FACILITY CODE

ELMET TECHNOLOGIES LLC
1560 LISBON ST
LEWISTON ME 04240-3519
USA

TELEPHONE NO. 2073336210

DEF FIN AND ACCOUNTING SVC
BSM
P O BOX 182317
COLUMBUS OH 43218-2317
USA

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED. ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	See Schedule				

25. ACCOUNTING AND APPROPRIATION DATA

26. TOTAL AWARD AMOUNT *(For Govt. Use Only)*
$2000000,000.00

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.
☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED.

30a. SIGNATURE OF OFFEROR/CONTRACTOR
Signed by:
Scott Knoll
8E9E18287DCF4FD

30c. DATE SIGNED
9/11/2026

31b. NAME OF CONTRACTING OFFICER *(Type or Print)*

31c. DATE SIGNED
2026 SEP 09

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

1 6. ADMINISTERED BY CODE 7. FOR SOLICITATION INFORMATION CALL: SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30 1 . REQUISITION NUMBER SP8000 - 26 - D - 0029 2. CONTRACT NO. 3. AWARD/EFFECTIVE DATE 2026 SEP 1 1 4. ORDER NUMBER 5. SOLICITATION NUMBER 6. SOLICITATION ISSUE DATE a. NAME b. TELEPHONE NUMBER (No collect calls) 8. OFFER DUE DATE/ LOCAL TIME 9. ISSUED BY CODE SP8000 DCSO COLUMBUS 3990 EAST BROAD STREET COLUMBUS OH 4321 8 USA Local Admin: Chelsea Lee DCL01 28 Tel: 804 - 41 8 - 1 651 Email: CHELSEA.LEE@DLA.MIL 1 0. THIS ACQUISITION IS UNRESTRICTED OR SET ASIDE: % FOR: WOMEN - OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN - OWNED SMALL BUSINESS PROGRAM SMALL BUSINESS HUBZONE SMALL BUSINESS SERVICE - DISABLED VETERAN - OWNED SMALL BUSINESS NAICS: 21 2290 SIZE STANDARD: 1 ,250 Employees 1 1 . DELIVERY FOR FOB DESTINA - TION UNLESS BLOCK IS MARKED Net 30 days 1 2. DISCOUNT TERMS 1 3a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (1 5 CFR 700) 1 3b. RATING 1 4. METHOD OF SOLICITATION RFQ IFB RFP 1 5. DELIVER TO CODE SP8000 SEE BLOCK 9 Criticality: PAS : None FACILITY CODE 1 7a. CONTRACTOR/ CODE 7AWJ9 OFFEROR ELMET TECHNOLOGIES LLC 1 560 LISBON ST LEWISTON ME 04240 - 351 9 USA TELEPHONE NO. 207333621 0 1 8a. PAYMENT WILL BE MADE BY CODE SL4701 DEF FIN AND ACCOUNTING SVC BSM P O BOX 1 8231 7 COLUMBUS OH 4321 8 - 231 7 USA 1 7b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN 1 8b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 1 8a UNLESS BLOCK OFFER BELOW IS CHECKED. 1 9. ITEM NO. 20. SCHEDULE OF SUPPLIES/SERVICES 21 . 22. QUANTITY UNIT 23. UNIT PRICE 24. AMOUNT 25. ACCOUNTING AND APPROPRIATION DATA 26. TOTAL AWARD AMOUNT (For Govt. Use Only) $2000000,000.00 ARE NOT ATTACHED. ARE 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.21 2 - 1 , 52.21 2 - 4. FAR 52.21 2 - 3 AND 52.21 2 - 5 ARE ATTACHED. ADDENDA ARE NOT ATTACHED. ARE 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.21 2 - 4. FAR 52.21 2 - 5 IS ATTACHED. ADDENDA GNATURE OF OFFER 29. AWARD OF CONTRACT: REF. OFFER DATED 0000 - 00 - 00 . YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH , HEREIN IS ACCEPTED AS TO ITEMS: 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED 31 a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER) 30a. SI OR/CONTRACTOR 31 c. DATE SIGNED 2026 SEP 09 31 b. NAME OF CONTRACTING OFFICER (Type or Print) 30c. DATE SIGNED 9/11/2026 30b. NAME AND TITLE OF SIGNER (Type or Print) Scott Knoll LLC - Manager SEE SCHEDULE SEE SCHEDULE SEE ADDENDUM See Schedule EDWOSB 8 (A) PAGE 1 OF 44 Docusign Envelope ID: FDD5FE47 - A134 - 832A - 81F5 - 78A5B38D49C8 AUTHORIZED FOR LOCAL REPRODUCTION PREVIOUS EDITION IS NOT USABLE STANDARD FORM 1449 (REV. 2/2012) Prescribed by GSA - FAR (48 CFR) 53.212

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ____________

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE
	32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL	

38. S/R ACCOUNT NO.	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D *(YY/MM/DD)*	42d. TOTAL CONTAINERS

STANDARD FORM 1449 (REV. 2/2012) **BACK**

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Section a – Solicitation/contract form

a. standard form 1449 notes / considerations

The contract writing system used to execute this action contains limitations that can result in the creation of a final document partially inconsistent with what would be appropriate for certain agreements or contract actions. Please note the following regarding this SF 1449:

Block 7a -- NAME: [*], Email: [*]

Block 26 -- TOTAL AWARD AMOUNT: The amount listed in this block, $2,000,000,000.00, represents the Indefinite Delivery Indefinite Quantity (IDIQ) Contract Maximum. The award of this IDIQ contract does not obligate funds.

* * * * * * * *

A.1 ADMINISTRATIVE SUMMARY

The DLA Contracting Services Office – Columbus Division 4 (DCSO-C4) hereby awards this contract to Elmet Technologies, LLC. (CAGE: 7AWJ9) (Contractor) for Tungsten Ores and Concentrates and Sodium Tungstate. Delivery order(s) (DO) covering the contract guaranteed minimum of $150,000,000.00 will be awarded (meaning procured/purchased), within the ordering period of this IDIQ contract. Any further DOs will be placed as requirements are determined as necessary by DCSO-C4.

The parties mutually agree to expand the scope of this contract for the purchase of additional Tungsten materials/derivatives subject to mutual agreement during the ordering period(s) of this contract.

A.1.1 MATERIAL DESCRIPTION/PRICING

Description: Tungsten O&C / Sodium Tungstate

PSC: 9610 / Material Code: N30011040

NAICS: 212290 / Size Standard: 1,250 employees

A.1.2 INDEFINITE DELIVERY INDEFINITE QUANTITY (IDIQ) CONTRACT INFORMATION

A.1.2.1 Contract Period. This award will be a five-year base ordering period, followed by an additional two-year option ordering period, with such option being exercised at DLA’s discretion. DO(s) may be issued through the final IDIQ ordering date to include the option period if exercised. The IDIQ ordering period(s) are as follows:

Base Ordering Period: August 31, 2026 – August 30, 2031

Option ordering period (IAW FAR Clause 52.217-9): August 31, 2031 – August 30, 2033

A.1.2.2 Contract minimum and maximum: The Government intends to acquire quantities based on the following IDIQ contract minimum and maximum:

Minimum: $150,000,000.00 (guaranteed)

Maximum: $2,000,000,000.00

Under an IDIQ contract agreement, DCSO-C4 agrees to procure quantities of Tungsten to cover only the guaranteed minimum stated in the contract. Once the minimum guaranteed amount has been met, the Government is under no obligation to place orders for additional quantities against this contract. Additional orders may be placed up to the stated maximum for the IDIQ contract, if the Government requires them. Specified quantities will apply to the entire contract ordering period(s), and the cumulative total for all DO’s will not exceed the specified IDIQ contract maximum.

A.1.2.3 The included Statement of Work (SOW) represents the general scope of supplies required under this IDIQ contract. Each DO may have an SOW Addendum for more detailed information specific to the delivery order.

A.1.2.4 Issuance of Delivery Orders. All requirements for supplies will be ordered as DOs that are fixed price at the time of DO issuance. Requirements will be presented to the Contractor by way of a DO(s) “request for proposal” prior to the issuance of any DO(s). Pricing for any ordered DOs will be fixed at the time of order, not the time of delivery. Any DLA Contracting Services Office (DCSO) warranted Contracting Officer, within the limits of their warrants, may award and administer a DO for supplies covered by the IDIQ contract. DOs will mostly be placed by the DLA Contracting Services Office – Colombus (DCSO-C4).

A.1.3 DELIVERY / SHIPPING LOCATION

The Contractor must deliver materials to the Government Storage Depots (delivery point) stated in the SOW which in turn will be specified in each Delivery Order. The Government reserves the right to add additional shipping locations within the Continental United States (CONUS).

A.1.4 POINTS OF CONTACT FOR THIS ACQUISITION

Contract Specialist:

[*]

Contracting Officer:

[*]

Quality Assurance Specialist (QAS):

The QAS will be assigned on each delivery order

Post Award Contact Manager (PACMAN)

The PACMAN will be assigned on each delivery order.

A.2 INCONSISTENCIES BETWEEN THE ADMINISTRATIVE SUMMARY AND CONTRACT

This administrative summary has been prepared as an aid to you, the Contractor. Every attempt has been made to accurately reflect the requirements and information contained within this contract. Any inconsistencies between the summary and the contract will be resolved in favor of the specific requirements of the contract.

Section B – Supplies Or Services And Prices Or Costs

SECTION B – SUPPIES OR SERVICES AND PRICES OR COSTS

All pricing for materials, as listed in the Contract Line-Item Numbers (CLINs) below, will be determined at the time of each delivery order. Pricing will be established through negotiation between the parties as specified in the Request for Proposal for each DO.

CLIN 0001 (BASE) – Tungsten O&C

SUPPLY/SERVICE: 9610--N30011040

ITEM DESCRIPTION: Tungsten Ores and Concentrates, as described in the SOW. In accordance with the SOW, the Contractor shall source, package, and delivery the awarded quantity as defined in the DO to the DLA Strategic Materials location defined in the DO. Pricing under this CLIN shall be reflective of all work to be performed under the SOW to included Third-Party Testing.

PRICING TERMS: Fixed Price – to be determined at the DO level

ORDERING PERIOD: August 31, 2026 – August 30, 2031

INSPECTION POINT: Destination

ACCEPTANCE POINT: Destination

FOB: Destination

DELIVERY DATE: To be delivered within 48 months after DO issuance.

PREP FOR DELIVERY: Packaging and labeling shall be in accordance with the SOW.

CLIN 0001 – Tungsten O&C

Quantity (in kg.)	Unit Price (per kg.)	Validity
1	TBD	90 calendar days (after DO RFP)

CLIN 0002 (BASE) – Sodium Tungstate

SUPPLY/SERVICE: 9610--N30011040

ITEM DESCRIPTION: Sodium Tungstate (Na2WO4), as described in the SOW. In accordance with the SOW, the Contractor shall source, package, and delivery the awarded quantity as defined in the DO to the DLA Strategic Materials location defined in the DO. Pricing under this CLIN shall be reflective of all work to be performed under the SOW to included Third-Party Testing.

PRICING TERMS: Fixed Price – to be determined at the DO level

ORDERING PERIOD: August 31, 2026 – August 30, 2031

INSPECTION POINT: Destination

ACCEPTANCE POINT: Destination

FOB: Destination

DELIVERY DATE: To be delivered within 48 months after DO issuance.

PREP FOR DELIVERY: Packaging and labeling shall be in accordance with the SOW.

CLIN 0002 – Sodium Tungstate (Na2WO4)

Quantity (in kg.)	Unit Price (per kg.)	Validity
1	TBD	90 calendar days (after DO RFP)

CLIN 0002 (OPTION) – Tungsten O&C

SUPPLY/SERVICE: 9610--N30011040

ITEM DESCRIPTION: Tungsten Ores and Concentrates, as described in the SOW. In accordance with the SOW, the Contractor shall source, package, and delivery the awarded quantity as defined in the DO to the DLA Strategic Materials location defined in the DO. Pricing under this CLIN shall be reflective of all work to be performed under the SOW to included Third-Party Testing.

PRICING TERMS: Fixed Price – to be determined at the DO level

ORDERING PERIOD: August 31, 2031 – August 30, 2033

INSPECTION POINT: Destination

ACCEPTANCE POINT: Destination

FOB: Destination

DELIVERY DATE: To be delivered within 48 months after DO issuance.

PREP FOR DELIVERY: Packaging and labeling shall be in accordance with the SOW.

CLIN 0001 – Tungsten O&C

Quantity (in kg.)	Unit Price (per kg.)	Validity
1	TBD	90 calendar days (after DO RFP)

CLIN 0002 (BASE) – Sodium Tungstate

SUPPLY/SERVICE: 9610--N30011040

ITEM DESCRIPTION: Sodium Tungstate (Na2WO4), as described in the SOW. In accordance with the SOW, the Contractor shall source, package, and delivery the awarded quantity as defined in the DO to the DLA Strategic Materials location defined in the DO. Pricing under this CLIN shall be reflective of all work to be performed under the SOW to included Third-Party Testing.

PRICING TERMS: Fixed Price – to be determined at the DO level

ORDERING PERIOD: August 31, 2031 – August 30, 2033

INSPECTION POINT: Destination

ACCEPTANCE POINT: Destination

FOB: Destination

DELIVERY DATE: To be delivered within 48 months after DO issuance.

PREP FOR DELIVERY: Packaging and labeling shall be in accordance with the SOW.

CLIN 0002 – Sodium Tungstate (Na2WO4)

Quantity (in kg.)	Unit Price (per kg.)	Validity
1	TBD	90 calendar days (after DO RFP)

Section C – Specifications/sow/soo/ord

DEFENSE LOGISTICS AGENCY

Tungsten Ores and Concentrates

STATEMENT OF WORK

I.	INTRODUCTION

A.	BACKGROUND

The Department of War (DoW) procures parts that contain tungsten ores and concentrates. Tungsten ores and concentrates are shelf stable forms of tungsten that can readily be converted into various other forms for utilization by the DoW.

B.	OBJECTIVES

The objective of this procurement is to establish an indefinite delivery/indefinite quantity (IDIQ) ordering vehicle to allow DLA, via delivery orders (DOs), to purchase tungsten ores and concentrates as needed within the parameters established within the resulting IDIQ regarding minimum and maximum purchase amounts.

C.	SCOPE

The Contractor will provide the necessary management, services, personnel, and documentation required to accomplish the tasks described within this Statement of Work (SOW).

To reduce the risk of unavailability in the tungsten supply chain, DLA Strategic Materials (SM) intends to purchase tungsten ores and concentrates with estimated values shown in Table 1. DLA SM reserves the right to procure either Sodium Tungstates or Ores and Concentrates throughout the contract ordering period; however, the type of material (Tungstate Ores or Sodium Tungstate) will be mutually agreed upon by the contractor and DLA prior to issuance of the DO.

Table 1 – Estimated Quantities of Tungsten Ores and Concentrates and Sodium Tungstate (in Kilograms (kg)

[**]

D.	COMPLIANCE REQUIREMENTS

The Contractor must meet the below listed compliance requirements:

●	Harmonized Tariff Schedule, the Tariff Act of 1930, and the Trade Act of 1974

●	United States (US) Customs and Border Protection (CBP) Form 7501

●	US CBP Form 6059 General Declaration

●	US CBP Form 5106 Request for Importer Number or Notification of Importer Number

II.	PERFORMANCE REQUIREMENTS

Unless otherwise specified, all references to days are considered US Government business days and do not include federal holidays. The Contractor will perform actions necessary to accomplish the objectives stated above as well as the following tasks and deliverables.

Contact information will be provided with each delivery order that indicates the Government point of contact and an e-mail address for submitting deliverables.

A.	MATERIAL REQUIREMENTS

The Government reserves the right to specify which location material, for both Tungsten Trioxide (WO3) and Sodium Tungstate (Na2WO4), is sourced from at the time of the delivery order. Sourcing determination will be made pending availability of material. Potential sources of material include:

[**]

B.	SAMPLING

[**]

C.	TESTING

[**]

D.	CERTIFICATES OF ANALYSIS (COA)

[**]

E.	ENVIRONMENTAL, SAFETY, AND OCCUPATIONAL HEALTH

[**]

F.	PACKAGING

[**]

G.	LABELING

[**]

H.	TRANSPORTATION AND DELIVERY

[**]

I.	INSPECTION AND ACCEPTANCE

[**]

J.	TIMELINE AND ACTIONS/SUBMISSIONS

[**]

Section I – CONTRACT CLAUSES

SECTION i – cONTRACT cLAUSES

52.212-4 tERMS AND CONDITIONS -- cOMMERICIAL PRODUCTS AND COMMERICAL SERVICES (DEVIATION 2026-O0038) (FEB 2026) FAR

52.216-18 ORDERING (AUG 2020) FAR

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from 31 August 2026 through 30 August 2031; if the option is exercised, in clause 52.217-9, the ordering period is extended through 30 August 2033.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-19 ORDER LIMITATIONS (OCT 1995) FAR

(a) Minimum order. [**]

(b) Maximum order. [**]

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section. (d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within seven (7) days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

52.216-22 INDEFINITE QUANTITY (DEVIATION 2026-O0038) (FEB 2026) FAR

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”

(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the ordering period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order, which may include order options to be exercised after the ordering period of this contract but before the end of the period of performance of the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order, including options exercised, to the same extent as if the order were completed during the contract’s ordering period; provided, that the Contractor shall not be required to make any deliveries under this contract after four (4) years from the expiration of the ordering period.

(End of clause)

52.203-12 LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 2020) FAR

52.204-13 SYSTEM FOR AWARD MANAGEMENT -- MAINTENANCE (DEVIATION 2026-O0038) (FEB 2026) FAR

52.204-19 INCORPORATION BY REFRENCE OF REPRESENTATIONS AND CERTIFICATIONS (DEC 2014) FAR

The Contractor’s representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

(End of clause)

252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS (DEC 2022) DFARS

252.204-7000 DISCLOSURE OF INFORMATION (OCT 2016) DFARS

252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992) DFARS

252.204-7009 LIMITATIONS ON THE USE OR DISCLOSURE OF THIRD-PARTY CONTRACTOR REPORTED CYBER INCIDENT INFORMATION (JAN 2023) DFARS

252.204-7012 SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT REPORTING (DEVIATION 2024-O0013) (MAY 2024) DFARS

(a) Definitions. As used in this clause

Adequate security means protective measures that are commensurate with the consequences and probability of loss, misuse, or unauthorized access to, or modification of information.

Compromise means disclosure of information to unauthorized persons, or a violation of the security policy of a system, in which unauthorized intentional or unintentional disclosure, modification, destruction, or loss of an object, or the copying of information to unauthorized media may have occurred.

Contractor attributional/proprietary information means information that identifies the contractor(s), whether directly or indirectly, by the grouping of information that can be traced back to the contractor(s) (e.g., program description, facility locations), personally identifiable information, as well as trade secrets, commercial or financial information, or other commercially sensitive information that is not customarily shared outside of the company.

Controlled technical information means technical information with military or space application that is subject to controls on the access, use, reproduction, modification, performance, display, release, disclosure, or dissemination. Controlled technical information would meet the criteria, if disseminated, for distribution statements B through F using the criteria set forth in DoD Instruction 5230.24, Distribution Statements on Technical Documents. The term does not include information that is lawfully publicly available without restrictions.

Covered contractor information system means an unclassified information system that is owned, or operated by or for, a contractor and that processes, stores, or transmits covered defense information.

Covered defense information means unclassified controlled technical information or other information, as described in the Controlled Unclassified Information (CUI) Registry at http://www.archives.gov/cui/registry/category-list.html, that requires safeguarding or dissemination controls pursuant to and consistent with law, regulations, and Governmentwide policies, and is --

(1) Marked or otherwise identified in the contract, task order, or delivery order and provided to the contractor by or on behalf of DoD in support of the performance of the contract; or

(2) Collected, developed, received, transmitted, used, or stored by or on behalf of the contractor in support of the performance of the contract.

Cyber incident means actions taken through the use of computer networks that result in a compromise or an actual or potentially adverse effect on an information system and/or the information residing therein.

Forensic analysis means the practice of gathering, retaining, and analyzing computer-related data for investigative purposes in a manner that maintains the integrity of the data.

Information system means a discrete set of information resources organized for the collection, processing, maintenance, use, sharing, dissemination, or disposition of information.

Malicious software means computer software or firmware intended to perform an unauthorized process that will have adverse impact on the confidentiality, integrity, or availability of an information system. This definition includes a virus, worm, Trojan horse, or other code-based entity that infects a host, as well as spyware and some forms of adware.

Media means physical devices or writing surfaces including, but is not limited to, magnetic tapes, optical disks, magnetic disks, large-scale integration memory chips, and printouts onto which covered defense information is recorded, stored, or printed within a covered contractor information system.

Operationally critical support means supplies or services designated by the Government as critical for airlift, sealift, intermodal transportation services, or logistical support that is essential to the mobilization, deployment, or sustainment of the Armed Forces in a contingency operation.

Rapidly report means within 72 hours of discovery of any cyber incident.

Technical information means technical data or computer software, as those terms are defined in the clause at DFARS 252.227-7013, Rights in Technical Data --Other Than Commercial Products and Commercial Services, regardless of whether or not the clause is incorporated in this solicitation or contract. Examples of technical information include research and engineering data, engineering drawings, and associated lists, specifications, standards, process sheets, manuals, technical reports, technical orders, catalog-item identifications, data sets, studies and analyses and related information, and computer software executable code and source code.

(b) Adequate security. The Contractor shall provide adequate security on all covered contractor information systems. To provide adequate security, the Contractor shall implement, at a minimum, the following information security protections:

(1) For covered contractor information systems that are part of an Information Technology (IT) service or system operated on behalf of the Government, the following security requirements apply:

(i) Cloud computing services shall be subject to the security requirements specified in the clause 252.239-7010, Cloud Computing Services, of this contract.(ii) Any other such IT service or system (i.e., other than cloud computing) shall be subject to the security requirements specified elsewhere in this contract.

(2) For covered contractor information systems that are not part of an IT service or system operated on behalf of the Government and therefore are not subject to the security requirement specified at paragraph (b)(1) of this clause, the following security requirements apply:

(i) Except as provided in paragraph (b)(2)(ii) of this clause, the covered contractor information system shall be subject to the security requirements in National Institute of Standards and Technology (NIST) Special Publication (SP) 800-171, “Protecting Controlled Unclassified Information in Nonfederal Information Systems and Organizations”, Revision 2 (available via the internet at http://dx.doi.org/10.6028/NIST.SP.800-171).

(ii)(A) The Contractor shall implement NIST SP 800-171, as soon as practical, but not later than December 31, 2017. For all contracts awarded prior to October 1, 2017, the Contractor shall notify the DoD Chief Information Officer (CIO), via email at [*], within 30 days of contract award, of any security requirements specified by NIST SP 800-171 not implemented at the time of contract award.

(B) The Contractor shall submit requests to vary from NIST SP 800-171 in writing to the Contracting Officer, for consideration by the DoD CIO. The Contractor need not implement any security requirement adjudicated by an authorized representative of the DoD CIO to be nonapplicable or to have an alternative, but equally effective, security measure that may be implemented in its place.

(C) If the DoD CIO has previously adjudicated the contractor’s requests indicating that a requirement is not applicable or that an alternative security measure is equally effective, a copy of that approval shall be provided to the Contracting Officer when requesting its recognition under this contract.

(D) If the Contractor intends to use an external cloud service provider to store, process, or transmit any covered defense information in performance of this contract, the Contractor shall require and ensure that the cloud service provider meets security requirements equivalent to those established by the Government for the Federal Risk and Authorization Management Program (FedRAMP) Moderate baseline (https://www.fedramp.gov/resources/ documents/) and that the cloud service provider complies with requirements in paragraphs (c) through (g) of this clause for cyber incident reporting, malicious software, media preservation and protection, access to additional information and equipment necessary for forensic analysis, and cyber incident damage assessment.

(3) Apply other information systems security measures when the Contractor reasonably determines that information systems security measures, in addition to those identified in paragraphs (b)(1) and (2) of this clause, may be required to provide adequate security in a dynamic environment or to accommodate special circumstances (e.g., medical devices) and any individual, isolated, or temporary deficiencies based on an assessed risk or vulnerability. These measures may be addressed in a system security plan.

(c) Cyber incident reporting requirement.

(1) When the Contractor discovers a cyber incident that affects a covered contractor information system or the covered defense information residing therein, or that affects the contractor’s ability to perform the requirements of the contract that are designated as operationally critical support and identified in the contract, the Contractor shall --

(i) Conduct a review for evidence of compromise of covered defense information, including, but not limited to, identifying compromised computers, servers, specific data, and user accounts. This review shall also include analyzing covered contractor information system(s) that were part of the cyber incident, as well as other information systems on the Contractor’s network(s), that may have been accessed as a result of the incident in order to identify compromised covered defense information, or that affect the Contractor’s ability to provide operationally critical support; and

(ii) Rapidly report cyber incidents to DoD at https://dibnet.dod.mil.

(2) Cyber incident report. The cyber incident report shall be treated as information created by or for DoD and shall include, at a minimum, the required elements at https://dibnet.dod.mil.

(3) Medium assurance certificate requirement. In order to report cyber incidents in accordance with this clause, the Contractor or subcontractor shall have or acquire a DoD-approved medium assurance certificate to report cyber incidents. For information on obtaining a DoD-approved medium assurance certificate, see https://public.cyber.mil/ eca/.

(d) Malicious software. When the Contractor or subcontractors discover and isolate malicious software in connection with a reported cyber incident, submit the malicious software to DoD Cyber Crime Center (DC3) in accordance with instructions provided by DC3 or the Contracting Officer. Do not send the malicious software to the Contracting Officer.

(e) Media preservation and protection. When a Contractor discovers a cyber incident has occurred, the Contractor shall preserve and protect images of all known affected information systems identified in paragraph (c)(1)(i) of this clause and all relevant monitoring/packet capture data for at least 90 days from the submission of the cyber incident report to allow DoD to request the media or decline interest.

(f) Access to additional information or equipment necessary for forensic analysis. Upon request by DoD, the Contractor shall provide DoD with access to additional information equipment that is necessary to conduct a forensic analysis.

(g) Cyber incident damage assessment activities. If DoD elects to conduct a damage assessment, the Contracting Officer will request that the Contractor provide all of the damage assessment information gathered in accordance with paragraph (e) of this clause.

(h) DoD safeguarding and use of contractor attributional/proprietary information. The Government shall protect against the unauthorized use or release of information obtained from the contractor (or derived from information obtained from the contractor) under this clause that includes contractor attributional/proprietary information, including such information submitted in accordance with paragraph (c). To the maximum extent practicable, the Contractor shall identify and mark attributional/proprietary information. In making an authorized release of such information, the Government will implement appropriate procedures to minimize the contractor attributional/ proprietary information that is included in such authorized release, seeking to include only that information that is necessary for the authorized purpose(s) for which the information is being released.

(i) Use and release of contractor attributional/proprietary information not created by or for DoD. Information that is obtained from the contractor (or derived from information obtained from the contractor) under this clause that is not created by or for DoD is authorized to be released outside of DoD-

(1) To entities with missions that may be affected by such information;

(2) To entities that may be called upon to assist in the diagnosis, detection, or mitigation of cyber incidents;

(3) To Government entities that conduct counterintelligence or law enforcement investigations;

(4) For national security purposes, including cyber situational awareness and defense purposes (including with Defense Industrial Base (DIB) participants in the program at 32 CFR part 236); or

(5) To a support services contractor (“recipient”) that is directly supporting Government activities under a contract that includes the clause at 252.204-7009, Limitations on the Use or Disclosure of Third-Party Contractor Reported Cyber Incident Information.

(j) Use and release of contractor attributional/proprietary information created by or for DoD. Information that is obtained from the contractor (or derived from information obtained from the contractor) under this clause that is created by or for DoD (including the information submitted pursuant to paragraph (c) of this clause) is authorized to be used and released outside of DoD for purposes and activities authorized by paragraph (i) of this clause, and for any other lawful Government purpose or activity, subject to all applicable statutory, regulatory, and policy based restrictions on the Government’s use and release of such information.

(k) The Contractor shall conduct activities under this clause in accordance with applicable laws and regulations on the interception, monitoring, access, use, and disclosure of electronic communications and data.

(l) Other safeguarding or reporting requirements. The safeguarding and cyber incident reporting required by this clause in no way abrogates the Contractor’s responsibility for other safeguarding or cyber incident reporting pertaining to its unclassified information systems as required by other applicable clauses of this contract, or as a result of other applicable U.S. Government statutory or regulatory requirements.

(m) Subcontracts. The Contractor shall --

(1) Include this clause, including this paragraph (m), in subcontracts, or similar contractual instruments, for operationally critical support, or for which subcontract performance will involve covered defense information, including subcontracts for commercial products or commercial services, without alteration, except to identify the parties. The Contractor shall determine if the information required for subcontractor performance retains its identity as covered defense information and will require protection under this clause, and, if necessary, consult with the Contracting Officer; and

(2) Require subcontractors to --

(i) Notify the prime Contractor (or next higher-tier subcontractor) when submitting a request to vary from a NIST SP 800-171 security requirement to the Contracting Officer, in accordance with paragraph (b)(2)(ii)(B) of this clause; and

(ii) Provide the incident report number, automatically assigned by DoD, to the prime Contractor (or next higher-tier subcontractor) as soon as practicable, when reporting a cyber incident to DoD as required in paragraph (c) of this clause.

(End of clause)

252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A COUNTRY THAT IS A STATE SPONSOR OF TERRORISM (MAY 2019) DFARS

52.222-90 ADDRESSING DEI DISCRIMINATION BY FEDERAL CONTRACTORS (DEVIATION 2026-O0040, REVISION 1) (APR 2026)

(a) Definitions. As used in this clause—

Program participation means membership or participation in, or access or admission to: training, mentoring, or leadership development programs; educational opportunities; clubs; associations; or similar opportunities that are sponsored or established by the contractor or subcontractor.

Racially discriminatory diversity, equity, and inclusion (DEI) activities means disparate treatment based on race or ethnicity in the recruitment, employment (e.g., hiring, promotions), contracting (e.g., vendor agreements), program participation, or allocation or deployment of an entity’s resources.

(b) In connection with the performance of work under this contract, the Contractor agrees as follows:

(1) The Contractor will not engage in any racially discriminatory DEI activities;

(2) The Contractor will furnish all information and reports, including providing access to books, records, and accounts, as required by the Contracting Officer, for purposes of ascertaining compliance with this clause;

(3) In the event of the Contractor’s or a subcontractor’s noncompliance with this clause, this contract may be canceled, terminated, or suspended in whole or in part, and the Contractor or subcontractor may be declared ineligible for further Government contracts;

(4) The Contractor will report any subcontractor’s known or reasonably knowable conduct that may violate this clause to the Contracting Officer and take any appropriate remedial actions directed by the Contracting Officer; and

(5) The Contractor will inform the Contracting Officer if a subcontractor sues the Contractor and the suit puts at issue, in any way, the validity of this clause.

(6) The Contractor recognizes that compliance with the requirements of this clause are material to the Government’s payment decisions for purposes of 31 U.S.C. 3729(b)(4).

(c) The Contractor must include the substance of this clause, including this paragraph (c), in subcontracts at any tier, including those for commercial products and commercial services, except those where the place of delivery or performance is outside the United States.

(End of clause)

52.223-23 SUSTAINABLE PRODUCTS (DEVIATION 2026-O0038) (FEB 2026) FAR

252.225-7001 BUY AMERICAN AND BALANCE OF PAYMENTS PROGRAM - BASIC (FEB 2024) DFARS

252.225-7002 QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (MAR 2022) DFARS

252.225-7013 DUTY-FREE ENTRY (AUG 2025) DFARS

(a) Definitions. As used in this clause—

“Component,” means any item supplied to the Government as part of an end product or of another component. “Customs territory of the United States” means the 50 States, the District of Columbia, and Puerto Rico.

“Eligible product” means—

(1) “Designated country end product,” as defined in the Trade Agreements (either basic or alternate) clause of this contract;

(2) Free Trade Agreement country end product, other than a Bahraini end product, a Moroccan end product, a Panamanian end product, or a Peruvian end product, as defined in the Buy American—Free Trade Agreements—

Balance of Payments Program (either basic or alternate II) clause of this contract; or

(3) Free Trade Agreement country end product other than a Bahraini end product, Korean end product, Moroccan end product, Panamanian end product, or Peruvian end product, as defined in the Buy American—Free Trade Agreements—Balance of Payments Program (either alternate IV or alternate V) clause of this contract.

“Qualifying country” and “qualifying country end product” have the meanings given in the Trade Agreements clause, the Buy American and Balance of Payments Program clause, or the Buy American—Free Trade Agreements—Balance of Payments Program clause of this contract, basic or alternate.

(b) Except as provided in paragraph (i) of this clause, or unless supplies were imported into the customs territory of the United States before the date of this contract or the applicable subcontract, the price of this contract shall not include any amount for duty on—

(1) End items that are eligible products or qualifying country end products;

(2) Components (including, without limitation, raw materials and intermediate assemblies) produced or made in qualifying countries, that are to be incorporated in U.S.- made end products to be delivered under this contract; or

(3) Other supplies for which the Contractor estimates that duty will exceed $300 per shipment into the customs territory of the United States.

(c) The Contractor shall—

(1) Claim duty-free entry only for supplies that the Contractor intends to deliver to the Government under this contract, either as end items or components of end items; and

(2) Pay duty on supplies, or any portion thereof, that are diverted to nongovernmental use, other than—

(i) Scrap or salvage; or

(ii) Competitive sale made, directed, or authorized by the Contracting Officer.

(d) Except as the Contractor may otherwise agree, the Government will execute duty-free entry certificates and will afford such assistance as appropriate to obtain the duty-free entry of supplies—

(1) For which no duty is included in the contract price in accordance with paragraph (b) of this clause; and

(2) For which shipping documents bear the notation specified in paragraph (e) of this clause.

(e) For foreign supplies for which the Government will issue duty-free entry certificates in accordance with this clause, shipping documents submitted to Customs shall—

(1) Consign the shipments to the appropriate—

(i) Military department in care of the Contractor, including the Contractor’s delivery address; or

(ii) Military installation; and

(2) Include the following information:

(i) Prime contract number and, if applicable, delivery order number.

(ii) Number of the subcontract for foreign supplies, if applicable.

(iii) Identification of the carrier.

(iv)(A) For direct shipments to a U.S. military installation, the notation: “UNITED STATES GOVERNMENT, DEPARTMENT OF DEFENSE Duty-Free Entry to be claimed pursuant to Section XXII, Chapter 98, Subchapter VIII, Item 9808.00.30 of the Harmonized Tariff Schedule of the United States. Upon arrival of shipment at the appropriate port of entry, District Director of Customs, please release shipment under 19 CFR part 142 and notify Defense Contract Management Agency (DCMA) St. Louis, St. Louis, MO, ATTN: Duty Free Entry Team, 1222 Spruce Street, Room 9.300, St. Louis, MO 63103-2812, for execution of Customs Form 7501, 7501A, or 7506 and any required duty-free entry certificates.”

(B) If the shipment will be consigned to other than a military installation, e.g., a domestic contractor’s plant, the shipping document notation shall be altered to include the name and address of the contractor, agent, or broker who will notify DCMA St. Louis, Duty Free Entry Team, for execution of the duty-free entry certificate. (If the shipment will be consigned to a contractor’s plant and no duty-free entry certificate is required due to a trade agreement, the Contractor shall claim duty-free entry under the applicable trade agreement and shall comply with the U.S. Customs Service requirements. No notification to DCMA St. Louis, Duty Free Entry Team, is required.)

(v) Gross weight in pounds (if freight is based on space tonnage, state cubic feet in addition to gross shipping weight).

(vi) Estimated value in U.S. dollars.

(vii) Activity address number of the contract administration office administering the prime contract, e.g., for DCMA Dayton, S3605A.

(f) Preparation of customs forms.

(1)(i) Except for shipments consigned to a military installation, the Contractor shall—

(A) Prepare any customs forms required for the entry of foreign supplies into the customs territory of the United States in connection with this contract; and

(B) Submit the completed customs forms to the District Director of Customs, with a copy to DCMA St. Louis, Duty Free Entry Team for execution of any required duty-free entry certificates.

(ii) Shipments consigned directly to a military installation will be released in accordance with sections 10.101 and 10.102 of the U.S. Customs regulations.

(2) For shipments containing both supplies that are to be accorded duty-free entry and supplies that are not, the Contractor shall identify on the customs forms those items that are eligible for duty-free entry.

(g) The Contractor shall—

(1) Prepare (if the Contractor is a foreign supplier), or shall instruct the foreign supplier to prepare, a sufficient number of copies of the bill of lading (or other shipping document) so that at least two of the copies accompanying the shipment will be available for use by the District Director of Customs at the port of entry;

(2) Consign the shipment as specified in paragraph (e) of this clause; and

(3) Mark on the exterior of all packages—

(i) “UNITED STATES GOVERNMENT, DEPARTMENT OF DEFENSE”; and

(ii) The activity address number of the contract administration office administering the prime contract.

(h) The Contractor shall notify the Administrative Contracting Officer (ACO) in writing of any purchase of eligible products or qualifying country supplies to be accorded duty-free entry, that are to be imported into the customs territory of the United States for delivery to the Government or for incorporation in end items to be delivered to the Government. The Contractor shall furnish the notice to the ACO immediately upon award to the supplier and shall include in the notice—

(1) The Contractor’s name, address, and Commercial and Government Entity (CAGE) code;

(2) Prime contract number and, if applicable, delivery order number;

(3) Total dollar value of the prime contract or delivery order;

(4) Date of the last scheduled delivery under the prime contract or delivery order;

(5) Foreign supplier’s name and address;

(6) Number of the subcontract for foreign supplies;

(7) Total dollar value of the subcontract for foreign supplies;

(8) Date of the last scheduled delivery under the subcontract for foreign supplies;

(9) List of items purchased;

(10) An agreement that the Contractor will pay duty on supplies, or any portion thereof, that are diverted to nongovernmental use other than—

(i) Scrap or salvage; or

(ii) Competitive sale made, directed, or authorized by the Contracting Officer;

(11) Country of origin; and

(12) Scheduled delivery date(s).

(i) This clause does not apply to purchases of eligible products or qualifying country supplies in connection with this contract if—

(1) The supplies are identical in nature to supplies purchased by the Contractor or any subcontractor in connection with its commercial business; and

(2) It is not economical or feasible to account for such supplies so as to ensure that the amount of the supplies for which duty-free entry is claimed does not exceed the amount purchased in connection with this contract.

(j) The Contractor shall—

(1) Insert the substance of this clause, including this paragraph (j), in all subcontracts for—

(i) Qualifying country components; or

(ii) Nonqualifying country components for which the Contractor estimates that duty will exceed $200 per unit;

(2) Require subcontractors to include the number of this contract on all shipping documents submitted to Customs for supplies for which duty-free entry is claimed pursuant to this clause; and

(3) Include in applicable subcontracts—

(i) The name and address of the ACO for this contract;

(ii) The name, address, and activity address number of the contract administration office specified in this contract; and

(iii) The information required by paragraphs (h)(1), (2), and (3) of this clause.

(End of clause)

252.225-7060 PROHIBITION ON CERTAIN PROCUREMENTS FROM THE XINJIANG UYGHUR AUTONOMOUS REGION (JUN 2023) DFARS

(a) Definitions. As used in this clause --

“Forced labor” means any work or service that is exacted from any person under the menace of any penalty for its nonperformance and that the worker does not offer to perform (10 U.S.C. 2496).

“XUAR” means the Xinjiang Uyghur Autonomous Region of the People’s Republic of China (10 U.S.C. 2496).

(b) Prohibition. In accordance with 10 U.S.C. 4661, none of the funds appropriated or otherwise made available for DoD may be used to knowingly procure any products mined, produced, or manufactured wholly or in part by forced labor from XUAR or from an entity that has used labor from within or transferred from XUAR.The Contractor shall make a good faith effort to determine that forced labor from XUAR will not be used in the performance of this contract (section 855, Pub. L. 117-263).

(c) Subcontracts. The Contractor shall insert this clause, including this paragraph (c), without alteration other than to identify the appropriate parties, in subcontracts including subcontracts for commercial products, commercial services, and commercially available off-the-shelf items.

(End of clause)

52.226-8 ENCOURAGING CONTRACTOR POLICIES TO BAN TEXT MESSAGING WHILE DRIVING (MAY 2024) FAR

252.225-7048 EXPORT CONTROLLED ITEMS (JUN 2013) DFARS

252.225-7056 PROHIBITION REGARDING BUSINESS OPERATIONS WITH THE MADURO REGIME (JAN 2023) DFARS

252.227-7015 TECHNICAL DATA - COMMERCIAL PRODUCTS OR COMMERICAL SERVICES (JAN 2025) DFARS

52.232-17 INTEREST (MAY 2014) FAR

52.232-40 PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS (MAR 2023) FAR

252.227-7037 VALIDATION OF ASSERTED RESTRICTIONS ON TECHNICAL DATA (JAN 2025) DFARS

252.232-7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (DEC 2018) DFARS

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (PRE-FILLED) (JAN 2023) DFARS

(a) Definitions. As used in this clause - Department of Defense Activity Address Code ((DoDAAC)) is a six position code that uniquely identifies a unit, activity, or organization. Document type means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF). Local processing office (LPO) is the office responsible for payment certification when payment certification is done external to the entitlement system. Payment request and receiving report are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b) Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation System (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c) WAWF access. To access WAWF, the Contractor shall -

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site. (d) WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the “Web Based Training” link on the WAWF home page at https://wawf.eb.mil/.

(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items -

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

Invoice and Receiving Report (combination)

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

Invoice 2in1

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial financing, submit a commercial financing request.

(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract. [Note: The Contractor may use a WAWF “combo” document type to create some combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table *

Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	SL4701
Issue By DoDAAC	SP8000
Admin DoDAAC	SP8000
Inspect By DoDAAC	See Section B of Delivery Order
Ship To Code	See Section B of Delivery Order
Ship From Code	N/A
Mark For Code	N/A
Service Approver (DoDAAC)	N/A
Service Acceptor (DoDAAC)	N/A
Accept at Other DoDAAC	N/A
LPO DoDAAC	N/A
DCAA Auditor DoDAAC	N/A
Other DoDAAC(s)	N/A

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g) WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity’s WAWF point of contact.

(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.

(End of clause)

252.232-7010 LEVIES ON CONTRACT PAYMENTS (DEC 2006) DFARS

52.233-3 PROTEST AFTER AWARD ((DEVIATION 2026-O0038) (FEB 2026) FAR

(a) Upon receipt of a stop-work order, the Contractor must immediately comply with its terms and take all reasonable steps to minimize incurring costs allocable to the work covered by the order during the period of work stoppage. After receiving the final decision in the protest, the Contracting Officer must either—

(1) Cancel the stop-work order; or

(2) Terminate the work covered by the order as provided in the Default, or the Termination for Convenience of the Government, clause of this contract.

(b) If a stop-work order issued under this clause is canceled either before or after a final decision in the protest, the Contractor must resume work. The Contracting Officer must make an equitable adjustment in the delivery schedule or contract price, or both, and the contract must be modified, in writing, accordingly, if—

(1) The stop-work order results in an increase in the time required for, or in the Contractor’s cost properly allocable to, the performance of any part of this contract; and

(2) The Contractor asserts its right to an adjustment within 30 days after the end of the period of work stoppage; provided, that if the Contracting Officer decides the facts justify the action, the Contracting Officer may receive and act upon a proposal submitted at any time before final payment under this contract.

(c) If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer must allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

(d) If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer must allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.

(e) The Government’s rights to terminate this contract at any time are not affected by action taken under this clause.

(f) If, as the result of the Contractor’s intentional or negligent misstatement, misrepresentation, or miscertification, a protest related to this contract is sustained, and the Government pays costs, the Government may require the Contractor to reimburse the Government the amount of such costs. In addition to any other remedy available, and pursuant to the requirements of subpart 32.6, the Government may collect this debt by offsetting the amount against any payment due the Contractor under any contract between the Contractor and the Government.

(End of clause)

252.243-7001 PRICING OF CONTRACT MODIFICATIONS (DEC 1991) DFARS

252.243-7002 REQUESTS FOR EQUITABLE ADJUSTMENTS (DEC 2022) DFARS

(a) The amount of any request for equitable adjustment to contract terms shall accurately reflect the contract adjustment for which the Contractor believes the Government is liable. The request shall include only costs for performing the change, and shall not include any costs that already have been reimbursed or that have been separately claimed. All indirect costs included in the request shall be properly allocable to the change in accordance with applicable acquisition regulations.

(b) In accordance with 10 U.S.C. 3862(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor: I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

(c) The certification in paragraph (b) of this clause requires full disclosure of all relevant facts, including -

(1) Certified cost or pricing data if required in accordance with subsection 15.403-4 of the Federal Acquisition Regulation (FAR); and

(2) Data other than certified cost or pricing data, in accordance with subsection 15.403-3 of the FAR, including actual cost data and data to support any estimated costs, even if certified cost or pricing data are not required.

(d) The certification requirement in paragraph (b) of this clause does not apply to -

(1) Requests for routine contract payments; for example, requests for payment for accepted supplies and services, routine vouchers under a cost-reimbursement type contract, or progress payment invoices; or

(2) Final adjustment under an incentive provision of the contract.

(End of clause)

252.244-7000 SUBCONTRACTS FOR COMMERCIAL PRODUCTS OR COMMERCIAL SERVICES (NOV 2023) DFARS

52.247-34 F.O.B. DESTINATION (JAN 1991) FAR

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998) FAR

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es) –

FAR: https://www.acquisition.gov/far-overhaul/far-part-deviation-guide

DFARS: https://www.acq.osd.mil/dpap/dars/dfarspgi/current/index.html DLAD: http://www.dla.mil/HQ/Acquisition/Offers/DLAD.aspx

(End of clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (NOV 2020) FAR

(a) Whenever any FAR or supplemental clause is used with an authorized deviation, the contracting officer shall identify it by the same number, title, and date assigned to the clause when it is used without deviation, include regulation name for any supplemental clause, except that the contracting officer shall insert “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR Supplement (DFARS) (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

(End of Clause)

52.253-1 COMPUTER GENERATED FORMS (DEVIATION 2026-O0038) (FEB 2026) FAR

252.204-7018 PROHIBITION ON THE ACQUISITION OF COVERED DEFENSE TELECOMMUNICATIONS EQUIPMENT OR SERVICES (JAN 2023) DFARS

52.233-1 DISPUTES (DEVIATION 2026-O0028)(FEB 2026) FAR

(a) This contract is subject to 41 U.S.C chapter 71, Contract Disputes.

(b) Except as provided in 41 U.S.C chapter 71, all disputes arising under or relating to this contract shall be resolved under this clause.

(c) “Claim,” as used in this clause, means a written demand or written assertion by one of the contracting parties seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. However, a written demand or written assertion by the Contractor seeking the payment of money exceeding $100,000 is not a claim under 41 U.S.C chapter 71 until certified. A voucher, invoice, or other routine request for payment that is not in dispute when submitted is not a claim under 41 U.S.C chapter 71. The submission may be converted to a claim under 41 U.S.C chapter 71, by complying with the submission and certification requirements of this clause, if it is disputed either as to liability or amount or is not acted upon in a reasonable time.

(d)

(1) A claim by the Contractor shall be made in writing and, unless otherwise stated in this contract, submitted within 6 years after accrual of the claim to the Contracting Officer for a written decision. A claim by the Government against the Contractor shall be subject to a written decision by the Contracting Officer.

(2)

(i) The Contractor shall provide the certification specified in paragraph (d)(2)(iii) of this clause when submitting any claim exceeding $100,000.

(ii) The certification requirement does not apply to issues in controversy that have not been submitted as all or part of a claim.

(iii) The certification shall state as follows: “I certify that the claim is made in good faith; that the supporting data are accurate and complete to the best of my knowledge and belief; that the amount requested accurately reflects the contract adjustment for which the Contractor believes the Government is liable; and that I am authorized to certify the claim on behalf of the Contractor.”

(3) The certification may be executed by any person authorized to bind the Contractor with respect to the claim.

(e) For Contractor claims of $100,000 or less, the Contracting Officer must, if requested in writing by the Contractor, render a decision within 60 days of the request. For Contractor-certified claims over $100,000, the Contracting Officer must, within 60 days, decide the claim or notify the Contractor of the date by which the decision will be made.

(f) The Contracting Officer’s decision shall be final unless the Contractor appeals or files a suit as provided in 41 U.S.C chapter 71.

(g) If the claim by the Contractor is submitted to the Contracting Officer or a claim by the Government is presented to the Contractor, the parties, by mutual consent, may agree to use alternative dispute resolution (ADR). If the Contractor refuses an offer for ADR, the Contractor shall inform the Contracting Officer, in writing, of the Contractor’s specific reasons for rejecting the offer.

(h) The Government shall pay interest on the amount found due and unpaid from (1) the date that the Contracting Officer receives the claim (certified, if required); or (2) the date that payment otherwise would be due, if that date is later, until the date of payment. With regard to claims having defective certifications, as defined in FAR 33.201, interest shall be paid from the date that the Contracting Officer initially receives the claim. Simple interest on claims shall be paid at the rate, fixed by the Secretary of the Treasury as provided in the Act, which is applicable to the period during which the Contracting Officer receives the claim and then at the rate applicable for each 6-month period as fixed by the Treasury Secretary during the pendency of the claim.

(i) The Contractor shall proceed diligently with performance of this contract, pending final resolution of any request for relief, claim, appeal, or action arising under the contract, and comply with any decision of the Contracting Officer.

(End of clause)

52.240-91 SECURITY PROHIBITIONS AND EXCLUSIONS (DEVIATION 2026-O0038) (FEB 2026) FAR

52.217-9  OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 200) FAR

(a) The Government may extend the term of this contract by written notice to the Contractor within at least 30 days prior to the expiration of the contract; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days prior to the expiration of the contract. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed seven years.

(End of clause)

ECONOMIC PRICE ADJUSTMENT (EPA) CLAUSE – Tungsten Concentrate and Sodium Tungstate

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